FairPoint communications, inc.

Deutsche Bank 2003 Global High Yield Conference

FairPoint Communications, Inc.

Gene B. Johnson, Chief Executive Officer and Chairman

Walter E. Leach, Jr., Chief Financial Officer, SVP

Discussion Topics

- Company Profile
- Industry Challenges
- Financial Review

Company Overview

- Established in 1991 to acquire Rural Local Exchange Carriers (RLECs)
- Currently operate 25 RLECs in 17 states serving approximately 247,121 access line equivalents (Voice & DSL)
- 16th largest local telephone company in the U.S.
- 78% of access lines serve residential customers, 22% of access lines serve small business customers who primarily have 1 or 2 lines
- RLEC revenue and EBITDA of $228.5 million and $132.7 million, respectively, for 2002

Revenue by Market



Small Business 22.0%
Residential 78.0%

Revenue by Service



Other Services 8.0%
Data & Internet Services 4.0%
Local Calling 23.0%
USF-HiCost 10%
Long Distance Services 7.0%
Interstate 29.0%
Intrastate 19%

Note: FYE 12/31/02

Access Line Equivalents Footprint



As of 6/30/03 (1)

Maine	66,457(2)
Florida	53,917
Washington	43,572
New York	50,559(3)
SUBTOTAL:	**214,505**
TOTAL:	**267,900(4)**

- **Areas of customer concentration, best opportunities to rationalize footprint**

(1) Pro-forma for pending acquisitions and completed divestiture

(2) Includes Pending Acquisition of a Maine RLEC serving approximately an additional 13,634 access line equivalents

(3) Includes Pending Acquisition of a New York RLEC serving approximately an additional 7,149 access line equivalents

(4) Excludes 4,479 Access Line Equivalents from South Dakota Divestiture completed 9/30/03

FairPoint

Access Line Equivalents Footprint



As of 6/30/03 (1)

Maine	66,457(2)
Florida	53,917
Washington	43,572
New York	50,559(3)
SUBTOTAL:	**214,505**
TOTAL:	**267,900(4)**

- Areas of customer concentration, best opportunities to rationalize footprint

(1) Pro-forma for pending acquisitions and completed divestiture

(2) Includes Pending Acquisition of a Maine RLEC serving approximately an additional 13,634 access line equivalents

(3) Includes Pending Acquisition of a New York RLEC serving approximately an additional 7,149 access line equivalents

(4) Excludes 4,479 Access Line Equivalents from South Dakota Divestiture completed 9/30/03

Rural Market Niche with Large Barriers to Entry

Communities served by FairPoint in each population range



2
5
11
31
112
>10,000
>7,500
>5,000
>2,500
<2,500

As of 6/30/03

- **Significant Economic Barriers to Entry:**
  - Low subscriber density
  - 78% of residential lines
  - Capital Intensive
- **Virtually no wireline competition**
- **Only limited competition from cable systems and wireless technology**

FairPoint has very limited competition in the rural markets it serves

FairPoint

Predictable and Consistent Free Cash Flow from Rural Telephone Business

- Demand for rural telephone services from residential and small business customers in rural parts of the country has historically been very stable despite changing economic environments
- As a result, FairPoint has experienced modest growth of its access lines in service over the last three years while RBOCs have lost a significant number of access lines over this period

Percent Gain / (Loss) in Access Lines: July 1, 2000 – June 30, 2003



1.3%
(7.2%)
(6.6%)
(7.6%)
(17.0%)
FairPoint
Qwest
BellSouth
Verizon
SBC

FairPoint's stable access line count underlies the Company's predictable and consistent revenue stream

Industry Challenges

Regulation • Competition • Growth

Current RLEC Challenges

Regulation

- Intrastate Access Reform
- Pressure on Universal Service Fund *(USF)*
- Inter Carrier Compensation

Competition

- UNEP or Overbuild
- CATV
- Internet Connectivity
- Wireless – Voice & Data

Top Line Revenue Growth

- Regulated Revenues [Support]
- Non-regulated Revenues [Performance]

FairPoint

Regulation

Challenges & Opportunities

Intrastate Access Reform

Challenge

- Lower Intrastate access rates to “mirror” Interstate access rates
- Minutes of Use sensitive revenue streams

Response

- Rate rebalancing via a local rate increase and/or State USF
- Continuation of Rate of Return Regulation
- Six consecutive quarters of positive year over year MOU Growth

FairPoint

Regulation
Challenges & Opportunities

Pressure on Universal Service Fund *(USF)*

Challenge

- Increasing number of eligible participants
  - Wireless carriers getting CETC status
- Increasing funding requirements will lead to USF cap

Response

- FairPoint taking leadership role in developing legislative and regulatory policies to rationalize USF funding
- New rules likely to limit portability
- New contribution methodology and contributors

Competition

Challenges & Opportunities

Overbuild or UNEP Competitors
Challenge • Alternative carrier(s) entering our markets
Response • Rural demographics create natural economic barrier to entry • Virtually no competition in any FairPoint market today

Competition
Challenges & Opportunities

Cable TV

Challenge

- Alternative carrier(s) *(voice and data)* entering markets

Response

- Rural demographics discourage CATV capital investment for voice and data services
- Developing technology will facilitate entertainment services over copper (VODSL)

FairPoint

Competition
Challenges & Opportunities

Internet Connectivity

Challenge

- Voice Over Internet Protocol *(VOIP)*
- Instant Messaging and E-mail replacing voice calls

Response

- FairPoint becoming dominant ISP in its markets
  - -Broadband offering in most of its exchanges
  - -Become dominant VOIP provider in our markets
- Instant Messaging – affects only Intrastate access revenues

Competition

Challenges & Opportunities

Wireless – Voice

Challenge

- Wire line replacement

Response

- Poor coverage limits access line replacement
- Impact on Intrastate MOU growth, not access line replacement

Wireless – Data

Challenge

- Competitive Wireless ISP offerings

Response

- FairPoint is deploying wireless broadband product offering in select markets

FairPoint

Top Line Revenue Growth

Challenge

- Slower economic growth has impacted access line growth and end user purchases of additional telecommunications services

Response

- Focus on Performance Revenues
  - -Bundling local, Internet, long distance, and enhanced services
  - -Broadband Services
    - -DSL
    - -Wireless Broadband
    - -VODSL
    - -Cable Modem
    - -VOIP

New Revenue Sources

Revenues from non-traditional sources have nearly quadrupled in 4 years



Percentage of Total Revenue
1%
$855,707
2.39%
$2.04 million
4.91%
$10.8 million
4.40%
$9.71 million
12 months ended 12/31/98
Annualized 6 months ended 6/30/03
Internet/Broadband
Long Distance

FairPoint

FairPoint Business Strategy

- Continue to Improve Operating Efficiency and Profitability
- Reinforce Strong Customer Loyalty and Brand Identity through Superior Customer Service and Local Presence
- Cross-Sell and Develop Additional Services to Increase Revenue per Customer
- Manage Acquisition and Divestiture Processes to Optimize Our Footprint While Focusing on Delevering

Proven Track Record



Projected EBITDA
($ in millions)
Average acquisition multiple is 7-8x LTM EBITDA and 2-Yr forward multiple is 5-6x LTM EBITDA
$3.0
$3.3
$9.4
$11.1
$2.9
$3.7
$6.2
$7.2
$36.6
$41.4
$9.2
$11.9
$40.4
$42.3
1993
1994
1996
1997
1998
1999
2000
Projected 2 Yr Forward EBITDA at Acquisition
Actual 2 Yr Forward EBITDA

Financial Review

Strong Historical RLEC Revenue and EBITDA Growth with Stable Margins



RLEC Historical Revenues and EBITDA 1994 – 2002
($ in millions)
Revenue
EBITDA
$14.0
$8.8
$24.7
$14.1
$30.4
$17.6
$43.8
$24.1
$86.9
$44.1
$133.8
$69.0
$191.8
$111.4
$225.1
$123.6
$228.5
$132.7
1994
1995
1996
1997
1998
1999
2000
2001
2002
EBITDA Margin
62.8%
56.8%
58.1%
55.0%
50.7%
51.6%
58.1%
54.9%
58.1%

2003 Refinancing Objectives

- Removed refinancing uncertainty with regard to revolvers maturing in 2004
- Extended the next maturity on any debt to 2007
- Reduced future amortization payments significantly

($000's)

	2003	2004	2005	2006	2007	Total
Current	$3,266	$171,227	$89,290	$72,205	$15,731	$351,719
Amended	–	20,000	20,000	30,000	88,500	158,500

- Repurchased a portion of the PIK Preferred Equity at a discount to increase the value of the common equity
- Repurchased a portion of the Carrier Services debt at a discount

FairPoint

Restricted Group Debt Capitalization

($ in Millions)

	12/31/02	6/30/03
Demand Notes	$0.4	$0.4
Senior Long-Term Debt (1)	368.4	173.1
Senior Notes	-	225.0
Total Senior Debt	$368.8	398.5
Senior Subordinated Debt	400.0	383.2
Other Subordinated Debt	7.0	7.0
Total Debt	$775.8	$788.7

(1) Excludes Carrier Services Debt (An unrestricted Subsidiary)

FairPoint

Three Months Operating Results for the Period

Ended June 30, 2003

(Year over Year Comparison)

Consolidated Revenues →	Up 3.1 % to $55.6 million
Consolidated Cash Operating Expenses (1) →	No change at $27.3 million
Adjusted Consolidated Operating Cash Flow (EBITDA) (2) (3) →	Up 7.3 % to $33.4 million
Adjusted RLEC Operating Cash Flow (EBITDA) (2) (3) →	Up 7.0 % to $33.2 million
Access Line Equivalents (4)(5) →	Up 0.7 % to 251,597

(1) Excludes depreciation and amortization and stock-based compensation and South Dakota properties pending divestiture

(2) Excludes non-cash items

(3) Includes operations from South Dakota properties pending divesture

(4) Sequential Quarter over Quarter comparison

(5) Voice Plus DSL Access Lines

FairPoint

Credit Statistics

($000 Omitted)		6/30/2003
Interest Coverage Ratio		
Interest Expense	$	77,602
Total Covenant EBITDA		134,245
Ratio		1.73x
Covenant		1.50x
Total Leverage Ratio		
Consolidated Net Debt	$	782,259
Total Covenant EBITDA		134,245
Ratio		5.83x
Covenant		6.50x
Senior Secured Leverage Ratio		
Senior Consolidated Debt	$	167,552
Total Covenant EBITDA		134,245
Ratio		1.25x
Covenant		1.75x

Common Equity Ownership

Summary



7.6%
21.8%
38.2%
32.4%
T.H. Lee
Kelso & Company
Founders/Mgt
Bank Group

FairPoint

Key Credit Considerations

- Predictable and Consistent Cash Flow from Rural Telephone Business
- Supportive Regulatory Environment
- Strong Free Cash Flow
- Favorable Rural Market Dynamics
- Experienced Management Team
- Technologically Advanced Infrastructure and Significant Scale
- Substantial Equity Base Provided by Thomas H Lee and Kelso
- Established Acquisition Platform and Demonstrated Integration Expertise

FairPoint communications, inc.

FairPoint communications, inc.

Deutsche Bank 2003 Global High Yield Conference